EXHIBIT 99

                                                   Merrill Lynch
                                                   Pierce, Fenner & Smith Inc.


                                                   World Financial Center
                                                   North Tower
                                                   New York, New York 10281-1323
                                                   212 449 1000

MERRILL LYNCH


March 19, 1998


General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

Ladies and Gentlemen:

We confirm that Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED

By:  s/  Scott G. Primrose
--------------------------
Name:   Scott G. Primrose
Title:  Authorized Signatory

SALOMON SMITH BARNEY

A Member of TravelersGroup


March 25, 1998


General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202
Attention: Rick Buxton
Re: GMAC Debt Securities


Gentlemen:

We confirm that Salomon Brothers Inc, an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.



                             s/ Salomon Brothers Inc
                             ------------------------
                             Name: Dominic Lepere
                             Title: Vice President





















SALOMON BROTHERS INC Seven World Trade Center,
30th Floor, New York, NY  10048  212-783-7000

                               UBS SECURITIES LLC


UBS
Union Bank of Switzerland


March 17, 1998


Re: General Motors Acceptance Corporation 415 Shelf Registration


We confirm that UBS Securities LLC, an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the
"Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.



UBS SECURITIES LLC


By: s\ Richard Messina
    ------------------
    Richard Messina
    Director






















                                            299 Park Avenue
                                            New York, N.Y.  10171-0026
                                            Telephone 212 821-4000
Member SIPC                                 www.ubs.com
Member New York Stock Exchange
and other Principal Exchanges   A Subsidiary of Union Bank of Switzerland

MORGAN STANLEY

                                                        MORGAN STANLEY & CO.
                                                        INCORPORATED
                                                        1585 BROADWAY
                                                        NEW YORK, NEW YORK 10036
                                                        (212) 761-4000


                                                        March 25, 1998


Rick Buxton
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202


Dear Rick:

We confirm that Morgan Stanley & Co. Incorporated, an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


                                Very truly yours,

                                s/ Michael Fusco
                                ----------------
                                Michael Fusco
                                Vice President

                                 LEHMAN BROTHERS




March 25, 1998


Ms. Lisa Gracin
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

Dear Lisa:

We confirm that Lehman Brothers Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


                                         LEHMAN BROTHERS INC.

                                         By:  s/ Antonia Paterno-Castello
                                         --------------------------------
                                         Name:  Antonia Paterno-Castello
                                         Title: Managing Director



























                                 LEHMAN BROTHERS
                   3 WORLD FINANCIAL CENTER NEW YORK, NY 10285

                                                                     J.P. MORGAN



J.P. Morgan & Co. Incorporated
60 Wall Street
New York NY
10260-0060



March 19, 1998



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202


Ladies and Gentlemen:

Re:  General Motors Acceptance Corporation 415 Shelf Registration

We confirm that J.P. Morgan Securities Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


J.P. MORGAN SECURITIES INC.


By: s/  Margaret Brody
    ------------------
    Margaret Brody
    Title: Managing Director

BEAR STEARNS
                                             BEAR, STEARNS, & CO. INC.
                                             245 PARK AVENUE
                                             NEW YORK, NEW YORK 10167
                                             (212) 272-2000

                                                                ATLANTA * BOSTON
                                                  CHICAGO * DALLAS * LOS ANGELES
                                                        NEW YORK * SAN FRANCISCO

                                                              GENEVA * HONG KONG
                                                          LONDON * PARIS * TOKYO



                                  March 23, 1998



Mr. David C. Walker
Director of Liability Management
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202


Dear Mr. Walker:

We confirm that Bear, Stearns & Co. Inc., a dealer in General Motors Acceptance Corporation Debt Securities (the "Debt Securities"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable to the offering of the Debt Securities.


                                            Very truly yours,



                                            s/ Timothy A. O'Neill
                                            ---------------------
                                            Timothy A. O'Neill
                                            Senior Managing Director